UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 21, 2010
UNITED AMERICAN HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	001-11638	38-2526913

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 River Place, Suite 4950, Detroit, Michigan	48207

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (313) 393-4571
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 Other Events.
On October 21, 2010, United American Healthcare Corporation (the “Company”) issued a press release announcing the appointment of John M. Fife as Chairman of the Board of Directors of the Company effective October 19, 2010. Mr. Fife succeeded Tom A. Goss as Chairman, who will continue to serve on the Board of Directors of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 21, 2010, titled “United American Healthcare Corporation Names John M. Fife as Chairman of the Board”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2010	UNITED AMERICAN HEALTHCARE CORPORATION

	By: Name:	/s/ William L. Dennis William L. Dennis
	Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 21, 2010, titled “United American Healthcare Corporation Names John M. Fife as Chairman of the Board”

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